EXHIBIT 10.13(F)




                               FIFTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

     This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Fifth Amendment") is entered into as of this 5th day of June, 1996, by and
 ---------------
among (a) FINE HOST CORPORATION, a Delaware corporation, with its principal place of business and chief executive office at 3 Greenwich Office Park, Greenwich, Connecticut 06831 (the "Borrower"), (b) FINE HOST SERVICES
                                   --------
CORPORATION, a Delaware corporation, which is a wholly-owned subsidiary of the Borrower, and whose principal place of business is at 3 Greenwich Office Park, Greenwich, Connecticut 06831 ("Fine Host Services"), (c) FINE HOST OF VERMONT,
                               ------------------
INC., a Vermont corporation, which is a wholly-owned subsidiary of the Borrower, and whose principal place of business is at 255 Maple Street, Stowe, Vermont 05672 ("Fine Host of Vermont"), (d) FANFARE, INC., a Massachusetts corporation,
        --------------------
which is a wholly-owned subsidiary of the Borrower, and whose principal place of business is at 797 Turnpike Street, North Andover, Massachusetts 01845 ("Fanfare"), (e) GLOBAL FANFARE, INC., an Indiana corporation, which is a
  -------
wholly-owned subsidiary of the Borrower, and whose principal place of business is at 4000 Parnell Avenue, Fort Wayne, Indiana 46805 ("Global Fanfare"), (f)
                                                       --------------
FINE HOST INTERNATIONAL CORPORATION, a Delaware corporation, which is a wholly-owned subsidiary of the Borrower, and whose principal place of business is at 3 Greenwich Office Park, Greenwich, Connecticut 06831 ("Fine Host International"),
                                                      -----------------------
(g) CREATIVE FOOD MANAGEMENT, INC., an Ohio corporation (formerly known as VGE Acquisition Corp.), which is a wholly-owned subsidiary of the Borrower, and whose principal place of business is at 6061 Telegraph Road, Suite MM, Toledo, Ohio 43612 ("CFM"), (h) NORTHWEST FOOD SERVICE, INC., an Idaho corporation which
             ---
is a wholly-owned subsidiary of the Borrower, and whose principal place of business is at 305 East 37th Street, Boise, Idaho 83714 ("Northwest"), (i)
                                                          ---------
TARRANT COUNTY CONCESSIONS, L.L.C., a Texas limited liability company, with its principal place of business located at 100 Congress Avenue, Suite 1100, Austin, Texas 78746 ("Tarrant County"), (j) SUN WEST SERVICES, INC., a New Mexico
                --------------
corporation, which is a wholly-owned subsidiary of the Borrower, and whose principal place of business is at 19 West Alameda Drive, Suite No. 101, Tempe, Arizona 85282 ("SWSI"), (k) USTRUST, a Massachusetts trust company, having an
                 ----
office at 30 Court Street, Boston, Massachusetts 02108 (acting for itself, "UST"), (l) USTRUST, a Massachusetts trust company, having an office at 30 Court
 ---
Street, Boston, Massachusetts 02108 (acting as agent for the Banks, including itself, the "Agent"), (m) THE SUMITOMO BANK, LIMITED, a Japanese bank, having an
             -----
office at 233 South Wacker Drive, Chicago, Illinois 60606 ("Sumitomo"), (n)
                                                            --------
STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, having an office at 225 Franklin Street, Boston, Massachusetts 02110 ("SSB"), (o) BANK OF
                                                             ---
BOSTON CONNECTICUT, a Connecticut bank, having an office at One Landmark Square, Suite 2002, Stamford, Connecticut 06901 ("BBC") and (p) THE BANK OF NEW YORK,
                                            ---
a New York bank, having an office at 530 Fifth Avenue, New York, New York 10036 ("BNY").
  ---

     All capitalized terms not defined herein but defined in a certain Second Amended and Restated Loan Agreement, dated as of April 24, 1995, by and among the Borrower, certain Subsidiaries of the Borrower, UST, The Daiwa Bank, Limited, a Japanese bank ("Daiwa"), NBD Bank, a Michigan banking corporation
                           -----
("NBD"), SSB (UST, Daiwa, NBD and SSB are hereinafter sometimes referred to
  ---
collectively as the "Original Banks") and the Agent, as amended by (a) a certain
                     --------------
First Amendment to Second Amended and Restated Loan Agreement, dated as of

August 1, 1995, by and among the Borrower, certain Subsidiaries of the Borrower, the Original Banks and the Agent, (b) a certain Second Amendment to Second Amended and Restated Loan Agreement, dated as of August 24, 1995, by and among the Borrower, certain Subsidiaries of the Borrower, the Original Banks and the Agent, (c) a certain Third Amendment to Second Amended and Restated Loan Agreement, dated as of January 16, 1996, by and among the Borrower, certain Subsidiaries of the Borrower, the Original Banks and the Agent, and (d) a certain Fourth Amendment to Second Amended and Restated Loan Agreement, dated as of March 22, 1996, by and among the Borrower, certain Subsidiaries of the Borrower, UST, Sumitomo as assignee of Daiwa, NBD, SSB and the Agent (as so amended, and as the same may hereafter be further amended, the "Loan Agreement")
                                                                --------------
shall have the meanings ascribed to them in the Loan Agreement.

                     Preliminary Statements:
                     ----------------------

     A. Pursuant to the terms and conditions of the Loan Agreement and the other Loan Documents, UST, Sumitomo, NBD and SSB made, or agreed to make, certain Loans to, and for the benefit of, the Borrower and the Subsidiaries, in an aggregate principal amount of up to Thirty-Two Million Five Hundred Thousand and 00/100 Dollars ($32,500,000.00); and

     B. NBD has assigned to BBC, and BBC has accepted from NBD Fifty Percent (50%) of all of the rights, title, interests and obligations of NBD under the Loan Documents; and

     C. NBD has also assigned to BNY, and BNY has accepted from NBD the remaining Fifty Percent (50%) of all of the rights, title, interests and obligations of NBD under the Loan Documents; and

     D. The Borrower and the Subsidiaries now request that UST, Sumitomo, SSB, BBC and BNY (hereinafter sometimes referred to collectively as the "Banks"):
                                                                    -----

          (i) increase the aggregate principal amount available under the Working Capital Line from Nine Million Four Hundred Twenty-Five Thousand and 00/100 Dollars ($9,425,000.00) to Ten Million Nine Hundred Twenty-Five Thousand and 00/100 Dollars ($10,925,000.00); and

          (ii) increase the aggregate principal amount available under the Guidance Line of Credit from Thirteen Million and 00/100 Dollars ($13,000,000.00) to Fourteen Million and 00/100 Dollars ($14,000,000.00);

whereupon the aggregate principal amount of all of the Loans committed to the Borrower and its Subsidiaries will become Thirty-Four Million Six Hundred Fifty Thousand and 00/100 Dollars ($34,650,000.00) as of the date hereof; and

     E. The Banks are not willing to increase the aggregate principal amount available under the Working Capital Line and under the Guidance Line of Credit, as so requested by the Borrower and its Subsidiaries, unless and until the Borrower and each of the Subsidiaries have entered into and agreed to all of the terms and conditions of this Fifth Amendment, which further amends and modifies the Loan Agreement; and

     F. The parties hereto agree that upon execution and delivery of this Fifth Amendment by all of the parties hereto, (i) UST shall have a Twenty-Five and 00/100 Percent (25%) interest in the Loans, (ii) Sumitomo shall have a Twenty-Five and 00/100 Percent (25%) interest in the Loans, (iii) SSB shall have a Twenty-Five and 00/100 Percent (25%) interest in the Loans, (iv) BBC shall have a Twelve and 50/100 Percent (12.5%) interest in the Loans, and (v) BNY shall have a Twelve and 50/100 Percent (12.5%) interest in the Loans;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all of the parties hereto agree as follows:

     1.   Assignments to BBC and BNY.  The Borrower and each of Fine Host
          --------------------------
Services, Fine Host of Vermont, Fanfare, Global Fanfare, Fine Host International, CFM, Northwest, Tarrant County and SWSI, hereby acknowledges and agrees that each of BBC and BNY now holds, by assignments, a Fifty Percent (50%) interest in all of the rights, title, interests of NBD and obligations of NBD under the Loan Documents; the Borrower and each of Fine Host Services, Fine Host of Vermont, Fanfare, Global Fanfare, Fine Host International, CFM, Northwest, Tarrant County and SWSI further acknowledges, ratifies and confirms, and agrees to observe and perform for the benefit of BBC and BNY, each obligation and liability of such person, as described in the Loan Documents to which such person is a signatory or by which such person is bound, as though each of BBC and BNY had been named instead of NBD in each of the Loan Documents; and represents, warrants and covenants that all of the Loan Documents are the legal, valid and binding obligations of each of them to the extent that each of them is a party thereto. All references contained in the Loan Documents to "NBD Bank," or "NBD" shall now and hereafter mean or refer to BBC and BNY.

     2.   Amendments to Loan Agreement
          ----------------------------

          2.1  Amendment to Fifth Paragraph of Preliminary Statement.  The fifth
               -----------------------------------------------------
     paragraph of the Preliminary Statement of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

               "The Banks have agreed to increase certain of such loan arrangements such that the total aggregate principal amount of all such loan arrangements is increased to up to Thirty Five Million and 00/100 Dollars ($35,000,000.00), as more particularly described in
          this Agreement.   The aggregate commitment of UST
hereunder is no greater than Eight Million Seven Hundred Fifty Thousand and 00/100 Dollars ($8,750,000.00), the aggregate commitment of Sumitomo hereunder is no greater than Eight Million Seven Hundred Fifty Thousand and 00/100 Dollars ($8,750,000.00), the aggregate commitment of SSB hereunder is no greater than Eight Million Seven Hundred Fifty Thousand and 00/100 Dollars ($8,750,000.00), the aggregate commitment of BBC hereunder is no greater than Four Million Three Hundred Seventy-Five Thousand and 00/100 Dollars ($4,375,000.00) and the aggregate commitment of BNY hereunder is no greater than Four Million Three Hundred Seventy-Five Thousand and 00/100 Dollars ($4,375,000.00). Notwithstanding anything contained herein to the contrary, all obligations of the Banks hereunder with respect to such loan arrangements are several, and not joint, obligations of the Banks."

          2.2  Amendments to Section 1.1.   The definitions of "Term Notes" and
               -------------------------
     Working Capital Notes" contained in Section 1.1 of the Loan Agreement are hereby replaced, respectively, with the following:

               "'Term Notes' shall mean the amended and restated promissory notes evidencing the Term Loan, executed and delivered under subsection 2.2, as they may be amended, modified, supplemented,
          --------------
          restated, or extended from time to time, each substantially in the form attached hereto as Exhibit A."
                                  ---------

               "'Working Capital Notes' shall mean the amended and restated promissory notes evidencing the Working Capital Loans, executed and delivered under subsection 2.1, as they may be amended, modified,
                          --------------
          supplemented, restated or extended from time to time, each substantially in the form attached hereto as Exhibit B."
                                                       ---------

          2.3  Amendment to Section 2.1(a).  Each reference in clause (a) of
               ---------------------------
     Section 2.1 of the Loan Agreement to "Nine Million Four Hundred Twenty-Five Thousand and 00/100 Dollars ($9,425,000.00)" is deleted and replaced with the following: "Ten Million Nine Hundred Twenty-Five Thousand and 00/100 Dollars ($10,925,000.00)".

          2.4  Amendment to Section 2.1(c).  The first sentence of clause (c) of
               ---------------------------
     Section 2.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

          "The Working Capital Loans made to the Borrower by the Banks shall be evidenced by five (5) Working Capital Notes, three of which are each in the principal amount of Two Million Seven Hundred Thirty-One Thousand Two Hundred Fifty and 00/100 Dollars ($2,731,250.00) and made payable to UST, Sumitomo and SSB, respectively and two of which are each in the principal amount of One Million Three Hundred Sixty-Five Thousand Six Hundred Twenty-

Five and 00/100 Dollars ($1,365,625.00) and made payable to BBC and BNY, respectively."

          2.5  Amendment to Section 2.2(a).   The following sentence is inserted
               ---------------------------
     at the end of clause (a) of Section 2.2 of the Loan Agreement:

          "As of June 5, 1996, the outstanding principal balance of the Term Loan is Eight Million Two Hundred Twenty-Five Thousand and 00/100 Dollars ($8,225,000.00)."

          2.6  Amendment to Section 2.2(b).   The first two sentences of clause
               ---------------------------
     (b) of Section 2.2 of the Loan Agreement are hereby deleted in their entirety, and replaced with the following:

          "The Term Loan is evidenced by, and is repayable in accordance with the terms of, the Term Notes, three of which are each in the principal amount of Two Million Fifty-Six Thousand Two Hundred Fifty and 00/100 Dollars ($2,056,250.00) and made payable to UST, Sumitomo and SSB respectively, and two of which are each in the principal amount of One Million Twenty-Eight Thousand One Hundred Twenty-Five and 00/100 Dollars ($1,028,125.00) and made payable to BBC and BNY, respectively. The Term Notes shall be payable in combined Forty-Seven (47) equal monthly installments of principal of One Hundred Seventy-Five Thousand and 00/100 Dollars ($175,000.00) on the fifteenth day of each month commencing on the first of such dates next succeeding the date of issuance; together with interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid principal amount thereof at a rate equal to the Base Lending Rate in effect from time to time as provided in the Term Notes, plus one and one-half percent (1.5%)."

          2.7  Amendment to Section 2.3(a).  The first two sentences of clause
               ---------------------------
     (a) of Section 2.3 of the Loan Agreement are deleted in their entirety and replaced with the following two sentences:

          "Subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Borrower and its Subsidiaries to the Banks, the Banks hereby establish a guidance line of credit facility in favor of the Borrower in the maximum principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00)(the 'Guidance Line of Credit'). The parties hereto acknowledge and agree that as of June 5, 1996, the aggregate outstanding principal balance of the Guidance Line of Credit is Nine Million Four Hundred Forty-Eight Thousand Four Hundred Twenty-Seven and 68/100 Dollars ($9,448,427.68)."

          2.8  Amendment to Section 2.3(c).  The first sentence of clause (c) of
               ---------------------------
     Section 2.3 of the Loan Agreement is deleted in its entirety and replaced with the following:

          "Each Guidance Loan made to the Borrower by the Banks shall be evidenced by five Guidance Notes of the Borrower, three of such Guidance Notes to be each in the principal amount of Twenty-Five Percent (25%) of such Guidance Loan and made payable to UST, Sumitomo and SSB, respectively, and two of such Guidance Notes to each be in the principal amount of Twelve and 50/100 Percent (12.5%) of such Guidance Loan and made payable to BBC and BNY, respectively, and each of such Guidance Notes to be in the form of the Guidance Note annexed hereto as 'Exhibit 'C'."
                     ----------

          2.9  Amendment to Section 2.4(e).  The reference in the first sentence
               ---------------------------
     of clause (e) of Section 2.4 of the Loan Agreement to "March 31, 1997" is deleted and replaced with the following: "April 30, 1998".

          2.10 Amendment to Section 2.9.  The first sentence of Section 2.9 of
               ------------------------
     the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "The commitments of the Banks to make the Loans and of UST to issue Letters of Credit hereunder shall commence on the Closing Date and continue through the earliest of (a) April 30, 1998, (b) the date of acceleration of any of the Liabilities under subsection 8.2, or (c)
                                                       --------------
          the date on which Borrower gives notice to the Banks of its desire to terminate the obligations of the Banks to make Loans and of UST to issue Letters of Credit under this Agreement, which notice shall only be effective if all Liabilities have been paid in full, there are no outstanding Letters of Credit and, in the event that such termination occurs as a result of the sale of the Borrower's business or a refinancing of the Loans from outside sources of funding, each Bank shall have received its pro rata share of a cancellation fee (the
                                  --- ----
          'Cancellation Fee') equal to one and one-half percent (1.50%) of the total Loans committed to be made hereunder (the earliest of such dates being referred to as the 'Termination Date'); provided that all of the
                                                        --------
          Agent's and the Banks' rights and remedies under this Agreement and under any of the other Loan Documents (including all security interests and guaranties created thereunder), shall survive the Termination Date until all of the Liabilities have been paid in full.


          2.11 Amendments to Section 7.4. Section 7.4 of the Loan Agreement is
               -------------------------
     hereby deleted in its entirety and replaced with the following:

               "7.4 Acquisitions.  Except for the Fanfare/Global Acquisition,
                    ------------
          the CFM Acquisition, the acquisition by the Borrower of controlling equity interests in each of the Majority Venture Subsidiaries, and the acquisition by the Borrower of all of the issued and outstanding capital stock of Northwest and SWSI, the Borrower and each of its Subsidiaries shall not acquire any stock of any corporation or ownership interest in any other entity, or acquire all or substantially all of the assets of, or such of the assets as would permit the transferee to continue any one or more integral business operations of, any Person. Notwithstanding any provision contained in this Section 7.4 to the contrary, the Borrower or a Subsidiary may acquire stock of a corporation (said corporation is hereinafter referred to as a 'Target Corporation') which, as a result of such acquisition, becomes a Subsidiary (or if any applicable, an Offshore Subsidiary); provided,
                                                                     ---------
however, that: (a) that the Target Corporation becomes a Guarantor of all of the
- -------
Liabilities; (b) the Target Corporation is sufficiently capitalized which includes, among other things, the delivery by the Borrower to the Agent of a pro forma financial statement prepared in accordance with GAAP and certified by the president or chief financial officer of the Borrower, and based upon, in part, an audit conducted by Deloitte & Touche LLP (or another firm of independent public accountants of nationally recognized standing acceptable to the Agent) of certain historical financial information contained in the financial statements for the Target Corporation for its fiscal year ending during the Acquisition Period (as defined below), which pro forma financial statements shall evidence that the Operating Cash Flow for the Borrower during the Acquisition Period plus
                                                                            ----
the Operating Cash Flow for the Target Corporation during the Acquisition Period, exceeds the Fixed Charges of the Borrower during the Acquisition Period,
        -------
plus the pro-forma Fixed Charges relating to the acquisition of the Target
- ----
Corporation for the twelve (12) month period commencing on the first day of the first fiscal month following the closing date for such acquisition (as adjusted to give effect to the acquisition and the transactions, including any refinancing, effected in connection therewith), multiplied by 1.5); and (c) the
                                                ----------
Borrower has obtained the consent of all of the Banks. As used herein, the term 'Acquisition Period' means the twelve (12) month period prior to the closing
 ------------------
date for an acquisition by the Borrower of a Target Corporation, which period ends on the last day of a fiscal month that is not more than seventy-five (75) days before such closing date.

               The parties hereto acknowledge and agree that (a) Fine Host International is a party to an agreement with F&B International Company Limited, pursuant to which, among other things, Fine Host International may acquire an interest in Fine Host Asia, a joint venture that may be organized in accordance with the laws of Thailand (Queen Sirikit National Convention Center)(said joint venture is hereinafter referred to as 'Fine Host Asia'), and (b) Fine Host Asia shall not, at any time, become a Subsidiary unless and until the Borrower has caused Fine Host Asia to comply with all of the applicable provisions contained herein."

          2.12 Amendment to Section 9.2(h).  The reference in clause (h) of
               ---------------------------
     Section 9.2 of the Loan Agreement to "eighty percent (80%)" is deleted and replaced with the following: "seventy-five percent (75%)".

          2.13 Amendment to Section 10.8.   The following words are inserted in
               -------------------------
     the second sentence of Section 10.8 of the Loan Agreement immediately after comma following the word "jury" and before the word "and" contained therein:

          "IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN"

     3.   Representations and Warranties.  The Borrower and each of Fine Host
          ------------------------------
Services, Fine Host of Vermont, Fanfare, Global Fanfare, Fine Host International, CFM, Northwest, Tarrant County and SWSI hereby acknowledges and confirms that all of the representations and warranties of the Borrower and each of the Subsidiaries in the Loan Agreement and all of the other Loan Documents are and remain true, correct and complete as of the date hereof as if made as of the date hereof (except as the same may expressly relate to an earlier date).

     4.   No Events of Default.  The Borrower and each of Fine Host Services,
          --------------------
Fine Host of Vermont, Fanfare, Global Fanfare, Fine Host International, CFM, Northwest, Tarrant County and SWSI hereby represents and warrants to the Banks that no Event of Default or Default has occurred and is now continuing under the Loan Agreement or under any of the other Loan Documents, and there does not now exist any circumstance or set of facts, which with the passage of time or the giving of notice or both would constitute or result in an Event of Default or a default under the Loan Agreement or under any of the other Loan Documents.

     5.   Ratification of Loan Documents.
          ------------------------------

          5.1  Ratification by Borrower.  Subject to the amendments set forth
               ------------------------
     herein, the Borrower hereby ratifies and reaffirms all of the terms and provisions of the Loan Agreement and all of the other Loan Documents to which it is a party or by which it or its property is bound, and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect.

          5.2  Ratification by Fine Host Services, Fine Host of Vermont,
               ---------------------------------------------------------
     Fanfare, Global Fanfare, Fine Host International, CFM, Northwest, Tarrant
     -------------------------------------------------------------------------
     County and SWSI; Reaffirmation of Unlimited Guaranties.  Subject to the
     --------------- --------------------------------------
     amendments set forth herein, each of Fine Host Services, Fine Host of Vermont, Fanfare, Global Fanfare, Fine Host International, CFM, Northwest, Tarrant County and SWSI hereby ratifies and reaffirms all of the terms and provisions of the Loan Agreement and all of the other Loan Documents to which it is a party or by which it or its property is bound, and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect. Without limiting the generality of the foregoing, each of Fine Host Services, Fine Host of Vermont, Fanfare, Global Fanfare, Fine Host International, CFM, Northwest, Tarrant County and SWSI hereby expressly (a) ratifies and reaffirms all of the terms and provisions of their respective Unlimited Guaranties (as defined and identified in Section 3.1(e) of the Loan Agreement), (b) acknowledges and agrees that the term "Bank," as used in the definition of the term "Liabilities" contained in the second paragraph of their respective Unlimited Guaranties now means and includes each of UST, Sumitomo, SSB, BBC and BNY, together with their respective successsors and assigns and (c) acknowledges and confirms that the terms and provisions of their respective Unlimited Guaranties shall and do remain in full force and effect.

     6.   Miscellaneous.
          -------------

          6.1  No Other Amendments; No Waiver.  Except for the amendments set
               ------------------------------
     forth in this Fifth Amendment, nothing herein shall: be construed to modify, amend or otherwise alter any of the terms or provisions of the Loan Agreement or any of the other Loan Documents; constitute a waiver of or bar to any rights or remedies available to the Banks, or a waiver of any Default or Event of Default under the Loan Documents on any occasion; constitute an agreement by the Banks or obligate the Banks to take or refrain from taking any action; or constitute an agreement by the Banks to give notice to or obtain acknowledgements from any of the parties, on any other occasion, whether similar to or dissimilar from this occasion.

          6.2  Execution; Counterparts.  This Fifth Amendment may be executed in
               -----------------------
     any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This Fifth Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties shown as the signatories.

          6.3  Successors and Assigns.  This Fifth Amendment shall be binding
               ----------------------
     upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

          6.4  Governing Law.  This Fifth Amendment and all questions relating
               -------------
     to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, notwithstanding any conflict-of-law provisions to the contrary.

     IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment under seal as of the date first set forth above.

                          USTRUST AS AGENT


                          By:   /s/ Michael D. O'Neill
                             ------------------------------------
                          Title:   Vice President
                                ---------------------------------

                          USTRUST


                          By:   /s/ Michael D. O'Neill
                             -----------------------------------
                          Title:   Vice President
                                ---------------------------------

                          THE SUMITOMO BANK, LIMITED


                          By:   /s/ Ronald W. Gale   /s/ William Paty
                             -----------------------------------------
                          Title:   Vice President       Vice President
                                ----------------------------------------

                          STATE STREET BANK AND TRUST COMPANY


                          By:   /s/ William Zola
                             ------------------------------------
                          Title:   Vice President
                                ---------------------------------

                          BANK OF BOSTON CONNECTICUT


                          By:   /s/ W. Lincoln Schoff, Jr.
                             ------------------------------------
                          Title:   Director
                                -----------------------------------

                          THE BANK OF NEW YORK

                          By:   /s/ David M. Duffy
                             ------------------------------------
                          Title:   Vice President
                                ------------------------------------








































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
                          FINE HOST CORPORATION


                          By:   /s/ Randy B. Spector
                             -------------------------------------
                          Title:   Executive Vice President
                                ----------------------------------

                          FINE HOST SERVICES CORPORATION


                          By:   /s/ Randy B. Spector
                             -------------------------------------
                          Title:   Vice President
                                ------------------------------------

                          FINE HOST OF VERMONT, INC.

                          By:   /s/ Randy B. Spector
                             ---------------------------------
                          Title:   President
                                ---------------------------------

                          FANFARE, INC.


                          By:   /s/ Randy B. Spector
                             ------------------------------------
                          Title:   Clerk
                                ------------------------------------

                          GLOBAL FANFARE, INC.


                          By:   /s/ Randy B. Spector
                             -------------------------------------
                          Title:   Vice President
                                ------------------------------------


                          FINE HOST INTERNATIONAL
                          CORPORATION


                          By:   /s/ Randy B. Spector
                             -------------------------------------
                          Title:   Vice President
                                ------------------------------------

                          CREATIVE FOOD MANAGEMENT, INC.


                          By:   /s/ Randy B. Spector
                             -------------------------------------
                          Title:   Executive Vice President
                                ----------------------------------



































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                          NORTHWEST FOOD SERVICE, INC.


                          By:   /s/ Randy B. Spector
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                          Title:   Secretary
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                          TARRANT COUNTY CONCESSIONS,
                          L.L.C.


                          By:   /s/ Todd M. Avila
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                          Title:
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                          SUN WEST SERVICES, INC.


                          By:   /s/ Randy B. Spector
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                          Title:   Executive Vice President
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